EXHIBIT 99.1

CLAYTON WILLIAMS ENERGY, INC.

FINANCIAL GUIDANCE DISCLOSURES FOR 2003

Overview

Clayton Williams Energy, Inc. and its subsidiaries have prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast our operating results for each quarter during the year ending December 31, 2003.  These estimates are based on information available to us as of the date of this filing, and actual results may vary materially from these estimates.  We do not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that we believe are reasonable.  Until our results of operations for this period have been finally compiled and released, all of the estimates and assumptions set forth herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect, project, believe or anticipate will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the unpredictable nature of our exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by us with the Securities and Exchange Commission.

As a matter of policy, we do not attempt to predict:

(a)                      production which may be obtained through future exploratory drilling;

(b)                     dry hole and abandonment costs that may result from future exploratory drilling;

(c)                      the effects of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”;

(d)                     gains or losses from sales of property and equipment unless the sale has been consummated prior to the filing of financial guidance; and

(e)                      capital expenditures related to completion activities on exploratory wells or acquisitions of proved properties until the expenditures are estimable and likely to occur.

As discussed in “Capital Expenditures”, a significant portion of our 2003 planned exploration and development expenditures relate to exploratory prospects.  Exploratory prospects involve a higher degree of risk than development prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual results from our exploratory drilling activities, when ultimately reported, may have a material impact on the estimates of oil and gas production and exploration costs stated in this guidance.

Summary of Estimates

The following table sets forth certain estimates being used by us to model our anticipated results of operations for each quarter during the fiscal year ending December 31, 2003.  When a single value is provided, such value represents the mid-point of the approximate range of estimates.  Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

Year Ending December 31, 2003

Actual First Quarter

Actual Second Quarter

Estimated Third Quarter

Estimated Fourth Quarter

(Dollars in thousands, except per unit data)

Average Daily Production:

Gas (Mcf)

76,622

77,209

60,500 to 66,500

50,500 to 56,500

Oil (Bbls)

4,144

4,308

3,750 to 3,950

3,550 to 3,750

Natural gas liquids (Bbls)

544

462

550 to 650

500 to 600

Total gas equivalents (Mcfe)

104,750

105,829

86,300 to 94,100

74,800 to 82,600

Differentials:

Gas ($/Mcf)

$

(.36

)

$

(.10

)

$(.10) to $(.30)

$(.10) to $(.30)

Oil ($/Bbl)

$

(1.24

)

$

(.65

)

  $(.75) to $(1.25)

  $(.75) to $(1.25)

Natural gas liquids ($/Bbl)

$

(9.06

)

$

(10.09

)

  $(8.00) to $(12.00)

  $(8.00) to $(12.00)

Costs Variable by Production ($/Mcfe):

Lease operating expenses (including production taxes)

$

.80

$

.69

$.70 to $.90

$.75 to $.95

DD&A – Oil and gas properties

$

1.08

$

1.05

$1.10 to $1.30

$1.10 to $1.30

Other Revenues (Expenses):

Natural gas services:

Revenues

$

2,048

$

2,254

$1,950 to $2,050

$1,950 to $2,050

Operating costs

$

(1,940

)

$

(2,049

)

$(1,850) to $(1,950)

$(1,850) to $(1,950)

Exploration costs:

Abandonments and impairments

$

(4,462

)

$

(8,932

)

   $(500) to $(1,500)

   $(500) to $(1,500)

Seismic and other

$

(2,352

)

$

(1,612

)

$(1,600) to $(2,400)

$(1,600) to $(2,400)

DD&A – Other

$

(347

)

$

(520

)

$(425) to $(475)

$(425) to $(475)

General and administrative

$

(1,740

)

$

(3,190

)

$(1,900) to $(2,100)

$(2,300) to $(2,500)

Interest expense

$

(992

)

$

(861

)

$(650) to $(750)

$(650) to $(750)

Other income (expense)

$

275

$

(392

)

$25 to $50

$25 to $50

Income Tax Rate:

Current

1

%

2

%

10%

10%

Deferred

34

%

23

%

25%

25%

Weighted Average Shares

Outstanding (in thousands):

Basic

9,303

9,319

9,300 to 9,400

9,300 to 9,400

Diluted

9,433

9,447

9,400 to 9,500

9,400 to 9,500

Capital Expenditures

We presently plan to spend approximately $61.9 million on exploration and development activities during 2003, of which $35.8 million has been incurred through June 30, 2003.  The following table sets forth, by area, certain information about our planned exploration and development activities for 2003.

	Actual Expenditures Six Months Ended June 30, 2003	Total Planned Expenditures Year Ended December 31, 2003	Percentage of Total
	(In thousands)

South Louisiana	$21,200	$39,300	64%
Cotton Valley Reef Complex	9,300	11,400	18%
Mississippi	2,500	3,100	5%
Other	2,800	8,100	13%
	$35,800	$61,900	100%

Since our last financial guidance in May 2003, we have decreased our estimate of planned expenditures for 2003 by a net of $700,000, as follows:

Cotton Valley Reef Complex.  Due to the unsuccessful drilling and attempted completion of the Muse-Patranella Gas Unit #1, we have decided not to drill a previously designated location, resulting in a $1.8 million reduction (net to our 50% working interest) in planned expenditures in this area.  We are currently evaluating the information obtained in drilling the Muse-Patranella well to determine the nature and extent of any future drilling in the Cotton Valley Reef Complex.

Mississippi.  We now expect to spud our first Deep Knox test in the Black Warrior Basin later in 2003, so we have deferred $1.5 million of planned expenditures to 2004.

South Louisiana.  Most of the $2.4 million increase in planned activity in this area for 2003 relates to higher than expected drilling and completion costs incurred on the State Lease 3279 #1.

Approximately 78% of the actual and planned expenditures shown in the preceding table relates to exploratory prospects.  Exploratory prospects involve a higher degree of risk than developmental prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual expenditures during 2003 may be substantially higher or lower than these estimates as our plans for exploration and development activities change during the year.  We do not attempt to forecast our success rate on exploratory drilling.  Accordingly, these current estimates do not include any costs we may incur to complete our successful exploratory wells and construct the required production facilities for these wells.  Also, we are actively searching for other opportunities to increase our oil and gas reserves, including the evaluation of new prospects for exploratory and developmental drilling activities and potential acquisitions of proved oil and gas reserves.  Other factors, such as prevailing product prices and the availability of capital resources, could also increase or decrease the ultimate level of expenditures during 2003.

Recent Drilling Activities

The following table summarizes certain information concerning our drilling activities from January 1, 2003 through the date of this report.  This information excludes insignificant drilling activities, such as wells drilled in non-core areas and small interests in non-operated properties.

Spud Date	Well Name	County or Parish	Approximate Depth	Current Status

Cotton Valley Reef Complex

Jan 2003

Muse-Patranella Gas Unit #1

Robertson, TX

17,000

Dry

South Louisiana

March 2003

State Lease 17521 #1

Plaquemines, LA

2,000

Dry

March 2003

State Lease 17569 #1

Plaquemines, LA

12,500

Dry

April 2003

State Lease 3279 #1

Plaquemines, LA

12,800

Waiting on production facilities

May 2003

Romere Pass #113

Plaquemines, LA

2,250

Producing

Supplementary Information

Oil and Gas Production

The following table summarizes, by area, our actual and estimated daily net production for each quarter during the year ending December 31, 2003.  Estimates represent the approximate mid-point of the estimated production range.

Daily Net Production for 2003

Actual First Quarter

Actual Second Quarter

Estimated Third Quarter

Estimated Fourth Quarter

Gas (Mcf):

Austin Chalk (Trend)

4,210

3,686

2,837

2,359

Cotton Valley Reef Complex

51,400

48,836

35,510

29,067

Louisiana

17,488

20,241

20,946

18,193

New Mexico/West Texas

1,700

1,823

1,870

1,761

Other

1,824

2,623

2,337

2,120

76,622

77,209

63,500

53,500

Oil (Bbls):

Austin Chalk (Trend)

2,817

2,819

2,534

2,404

Louisiana

621

634

561

520

New Mexico/West Texas

654

781

690

661

Other

52

74

65

65

4,144

4,308

3,850

3,650

Natural Gas Liquids (Bbls):

Austin Chalk (Trend)

262

145

285

275

New Mexico/West Texas

136

167

189

153

Other

146

150

126

122

544

462

600

550

Accounting for Derivatives

The following summarizes information concerning our net positions in open commodity derivatives as of June 30, 2003.

	Oil Swaps		Gas Swaps

Bbls

Average Price

MMBtu (a)

Average Price

Production Period:
3rd Quarter 2003	120,000	$24.20	1,810,000	$3.58
4th Quarter 2003	80,000	$24.20	1,720,000	$3.80
Year 2003 (b)	200,000	$24.20	3,530,000	$3.69

(a)          One MMBtu equals one Mcf at a Btu factor of 1,000.

(b)         Based on current estimates, these quantities represent approximately 30% of our oil and gas production for the remainder of 2003.

In July 2003, we also entered into collar arrangements covering 551,000 MMBtu of our gas production from November 2003 through March 2004 with a floor of $4.50 and a ceiling of $7.04, and 541,000 MMBtu of our gas production from April 2004 through October 2004 with a floor of $4.20 and a ceiling of $5.28.